UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2016

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 16, 2016, the Board of Directors of Reliance Steel & Aluminum Co. (the “Company”) adopted a form of indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and its directors and officers.  The Indemnification Agreement supersedes and replaces the indemnification agreements previously entered into with such individuals.

The Indemnification Agreement provides that the Company will indemnify (except in certain limited circumstances) the indemnitee against all expenses (including attorneys’ fees), judgments, settlement amounts, fines and penalties in connection with any action, claim, suit or proceeding to which the indemnitee is or was a party, or is threatened to be made a party, or in which he or she otherwise becomes involved as a witness or to produce documents or information, in any such case by reason of the fact that he or she is or was a director, officer, employee or agent of the Company.  In addition, the Indemnification Agreement provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the Indemnification Agreement, provided that the indemnitee must repay the advanced amounts if, upon conclusion of the proceeding, it is ultimately determined that the indemnitee was not entitled to indemnification.

The foregoing description of the Indemnification Agreement is a summary only and is qualified in its entirety by the full text of the form of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2016, the Company issued a press release announcing financial results for the quarter and year ended December 31, 2015.  Attached hereto as Exhibit 99.1 is a copy of the press release.

The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2016, the Board of Directors of the Company adopted the First Amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”) implementing a proxy access bylaw provision.

The Amendment appends a new Section 1.14 to the Bylaws which permits a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 25% of the Board, provided that the nominating stockholders and the nominees satisfy the specified requirements.

The Amendment was effective on February 16, 2016.  Proxy access will first be available to stockholders in connection with the Company’s 2017 annual meeting.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	First Amendment, dated February 16, 2016, to Amended and Restated Bylaws of Reliance Steel & Aluminum Co.
10.1	Form of Indemnification Agreement
99.1	Press Release issued by Reliance Steel & Aluminum Co., dated February 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: February 18, 2016	By:	/s/ Karla R. Lewis
Karla R. Lewis
Senior Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
3.1	First Amendment, dated February 16, 2016, to Amended and Restated Bylaws of Reliance Steel & Aluminum Co.
10.1	Form of Indemnification Agreement
99.1	Press Release issued by Reliance Steel & Aluminum Co., dated February 18, 2016